UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)       July 19, 2005
                                                --------------------------------

                                   DeVRY INC.
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             (Exact name of registrant as specified in its charter)


         DELAWARE                     1-13988                  36-3150143
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(State or other jurisdiction       (Commission              (IRS Employer
 of incorporation)                  File Number)             Identification No.)


ONE TOWER LANE, OAKBROOK TERRACE, IL                          60181
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code         (630)571-7700
                                                  ------------------------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2 (b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))


Total number of pages: 5


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


                                   DEVRY INC.
                                 FORM 8-K INDEX


                                                                        Page No.


Item 2.06 - Material Impairments                                            3

Item 9.01 - Financial Statements and Exhibits                               3

Signatures                                                                  3

Exhibit Index                                                               4







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


Item 2.06 - Material Impairments

During the fourth quarter of fiscal 2005, the Company received an offer to sell its building located at 925 South Niagara Street, in Denver, Colorado. On June 15, 2005, the Company entered into an agreement to sell this building and concluded that a charge for impairment to this asset was required. The sale is contingent upon completion of due diligence by the prospective purchasers. The building was acquired in 1999 with the acquisition of Denver Technical College. DeVry University will relocate classes held at this facility to other Denver-area sites.

The company estimates that in the fiscal 2005 fourth quarter it will take a charge of approximately $1.0 million, reflecting the contractual sale price less estimated selling costs, compared to its historic book value. No future cash expenditures are anticipated related to this impairment charge.


Item 9.01 - Financial Statements and Exhibits

(c) - Exhibits

Exhibit
Number                          Description
------                          -----------

99.1 Press release relating to the Company entering into an agreement to sell its building located at 925 South Niagara Street, in Denver, Colorado dated July 19, 2005.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                        DEVRY INC.
                                                       -----------
                                                       (REGISTRANT)


Date:  July 19, 2005                                   /s/Ronald L. Taylor
                                                       -------------------------
                                                       Ronald L. Taylor
                                                       Chief Executive Officer


Date:  July 19, 2005                                   /s/Norman M. Levine
                                                       -------------------------
                                                       Norman M. Levine
                                                       Senior Vice President and
                                                       Chief Financial Officer

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


                                  EXHIBIT INDEX

Exhibit                                                            Sequentially
Number                          Description                        Numbered Page
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99.1           Press release relating to the Company entering
               into an agreement to sell its building located at
               925 South Niagara Street, in Denver, Colorado
               dated July 19, 2005.                                    5






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